Exhibit 6(a)(1)

                      AGREEMENT FOR THE PURCHASE OF ASSETS

         THIS AGREEMENT FOR THE PURCHASE OF ASSETS is made and entered into this 12th day of April, 2000, by and between Nevada Mining & Metals Corporation, a Nevada corporation with principal offices at 4291 Polaris Ave. Suite A, Las Vegas, Nevada 89103 ("Buyer"), and Temple Summit Financial Projects, Inc., a Nevada corporation, with principal offices at 23 East FM 1382, Suite 12720, Cedar Hill, Texas 75104 ("Seller").

                                    RECITALS

     A. Seller is the owner of assets and liabilities associated with its mining operations, including certain mining claims ("Mining Operations").

     B. Buyer is a Nevada corporation seeking to enter the mining industry.

     C. Buyer desires to purchase, and Seller desires to sell, the Mining Operations on the terms and conditions of this Agreement. The parties intend that the sale of the Mining Operations shall be effective as soon as possible but no later than April 30, 2000 (the "Closing").

                                    AGREEMENT

         NOW, THEREFORE, on the basis of the representations and warranties herein contained, and subject to the terms and conditions hereof, the parties hereto covenant and agree as follows:


                                   I ARTICLE
                                PURCHASE AND SALE

1.1      Purchase and Sale.

1.1.1 Seller agrees to sell and transfer the Mining Operations to Buyer and Buyer agrees to purchase the Mining Operations from Seller at Closing. The Mining Operations shall consist of those mining claims of the Seller listed on Schedule "A," which is attached hereto and incorporated herein, and all assets and liabilities associated with the mining claims.

1.1.2 Such sale shall include all liabilities, obligations and debts, known and unknown, whether absolute, accrued, contingent or otherwise, related to the Mining Operations.

1.2 Purchase Price. The purchase price for the Mining Operations shall be Thirty Thousand Dollars ($30,000), which shall be tendered at Closing.


                                   ARTICLE II
                                     CLOSING

2.1 Closing. The Closing shall be held as soon as possible but no later than April 30, 2000, ("Closing") at the Buyer's offices in Las Vegas, Nevada or at such other time or place as may be mutually agreed upon by the parties in writing.

2.2      Deliveries.

2.2.1 At the Closing, Buyer will deliver to Seller the consideration provided for by Section 1.2.

2.2.2 At the Closing, Seller will deliver to Buyer such grant deeds, bills of sale, endorsements, assignments, and other good and sufficient instruments of conveyance, containing full warranties of title, as shall be effective to vest in Buyer as of Closing good, absolute and marketable legal and equitable title to the Mining Operations.

2.2.3 Delivery of possession of the Mining Operations shall be deemed to have occurred for all purposes at the close of business on the Closing, and all risks of loss, whether or not covered by insurance, shall be on Seller until such close of business on the date of the Closing and on Buyer thereafter.

                                   ARTICLE III
              REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER

         Seller represents, warrants, and covenants to Buyer as follows:

3.1 Organization. Buyer represents, warrants, and covenants to Seller that, as of the date of this Agreement, it is a valid corporation in good standing and authorized to take the action provided for herein.

3.2 Mining Operations; No Known Defects. Seller has good and marketable title to all of the Mining Operations, free and clear of all mortgages, liens, pledges, encumbrances, or security interests of any nature whatsoever. The Mining Operations to be transferred to Buyer under this Agreement are, to the best of Seller's knowledge, in good operating condition and repair.

3.3 No Changes. Except as disclosed by Seller to Buyer in writing prior to the execution of this Agreement, with respect to the Mining Operations, since the parties signed the Letter of Intent there has not been, and there will not be before delivery of the Mining Operations to Buyer any material change in the condition of the Mining Operations other than changes in the ordinary course of business, none of which, singularly or in the aggregate, has been materially adverse.

3.4 Sales Tax. Buyer hereby agrees to pay, and hold Seller harmless from, any and all taxes which may become due by virtue of the sale of the Mining Operations contemplated by this Agreement, it being understood that the same are the sole obligation of Buyer.

                                   ARTICLE IV
               REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER

4.1 Organization. Buyer represents, warrants, and covenants to Seller that, as of the date of this Agreement, it is a valid corporation in good standing and authorized to take the action provided for herein.

4.2 Opportunity for Due Diligence. Buyer represents, warrants, and covenants to Seller that it has had the opportunity to conduct a due diligence investigation into the Mining Operations and that it is aware of the current status of the Mining Operations. Buyer has had the opportunity to ask questions of and seek additional information it deemed or may deem necessary in examining Seller, the Mining Operations, and the assets and liabilities associated therewith, and has either done so, or expressly waived its right to do so.

4.3 Assets & Liabilities. Buyer represents, warrants, and covenants to Seller that it has reviewed and understands the amount of assets and liabilities that it will be assuming upon Closing.

                                    ARTICLE V
                                  MISCELLANEOUS

5.1 Headings. Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of this Agreement or its interpretation.

5.2 Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

5.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

5.4 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, as follows:

         To Seller:                                  To Buyer:

         Temple Summit Financial Projects, Inc.    Nevada
                                                   Mining and Metals Corporation

         Attn.: Calvin Mees, President             Attn.: James Francis
                                                   Langrill, President

         23 East FM 1382, Suite 12720              4291 Polaris Ave. Suite A
         Cedar Hill, Texas 75104                   Las Vegas, Nevada 89103

or at such other address as shall be furnished in writing by the party to the other, and shall be deemed to have been given as of the date so delivered or deposited in the United States mail, as the case may be.

5.5 Expenses. Each party shall bear their own expenses incurred in connection with the transactions contemplated by this Agreement.

5.6      Counterparts.   This   Agreement   may  be  executed  in  one  or  more
         counterparts, each of which shall be deemed an original instrument and together shall constitute the entire Agreement.

5.7 Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Nevada. Venue shall lie only in the State and Federal Courts in and for the County of Clark, Nevada, as to all disputes arising under this agreement, and such venue is hereby consented to by the parties hereto.



         IN WITNESS WHEREOF, the parties have duly executed this Agreement for Purchase of Mining Operations.

         "Seller" - Temple Summit Financial Projects, Inc.

          /s/ Calvin K. Mees                          April , 2000
          Calvin K. Mees, President                   Date

         "Buyer" - Nevada Metals & Mining Corporation

          /s/ James Francis Langrill                  April , 2000
          James Francis Langrill, President           Date